Exhibit 24



                         PCS CASH FUND, INC.

                          POWER OF ATTORNEY


            Warren J. Olsen, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable PCS Cash Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including foregoing, the power and authority to sign in the name and on behalf of the undersigned as a President and a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


                                               /s/ Warren J. Olsen
                                               Warren J. Olsen


  Date: October 20, 1995










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



                         PCS CASH FUND, INC.

                          POWER OF ATTORNEY


            Barton M. Biggs, whose signature appears below, does hereby constitute and appoint Warren J. Olsen and Harold J. Schaaff, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable PCS Cash Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.


                                               /s/Barton M. Biggs
                                               Barton M. Biggs


  Date: October 20, 1995








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



                         PCS CASH FUND, INC.

                          POWER OF ATTORNEY


            Fergus Reid, whose signature appears below, does hereby constitute and appoint Warren J. Olsen and Harold J. Schaaff, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable PCS Cash Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.


                                               /s/ Fergus Reid
                                               Fergus Reid


  Date: October 20, 1995







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



                         PCS CASH FUND, INC.

                          POWER OF ATTORNEY


            Frederick O. Robertshaw, whose signature appears below, does hereby constitute and appoint Warren J. Olsen and Harold J. Schaaff, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable PCS Cash Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.


                                          /s/ Frederick O. Robertshaw
                                          Frederick O. Robertshaw


  Date: October 20, 1995










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




                         PCS CASH FUND, INC.

                          POWER OF ATTORNEY


            Andrew McNally IV, whose signature appears below, does hereby constitute and appoint Warren J. Olsen and Harold J. Schaaff, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable PCS Cash Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.


                                            /s/ Andrew McNally  IV
                                            Andrew McNally IV


  Date: October 20, 1995







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




                         PCS CASH FUND, INC.

                          POWER OF ATTORNEY


            John D. Barrett II, whose signature appears below, does hereby constitute and appoint Warren J. Olsen and Harold J. Schaaff, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable PCS Cash Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.


                                            /s/John D. Barrett II
                                            John D. Barrett II


  Date: October 20, 1995






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


                         PCS CASH FUND, INC.

                          POWER OF ATTORNEY


            Gerard E. Jones, whose signature appears below, does hereby constitute and appoint Warren J. Olsen and Harold J. Schaaff, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable PCS Cash Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.


                                               /s/ Gerard E. Jones
                                               Gerard E. Jones


  Date: October 20, 1995

                         PCS CASH FUND, INC.

                          POWER OF ATTORNEY


            Samuel T. Reeves, whose signature appears below, does hereby constitute and appoint Warren J. Olsen and Harold J. Schaaff, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable PCS Cash Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.


                                            /s/ Samuel T. Reeves
                                            Samuel T. Reeves


  Date: October 20, 1995

                         PCS CASH FUND, INC.

                          POWER OF ATTORNEY


            Frederick B. Whittemore, whose signature appears below, does hereby constitute and appoint Warren J. Olsen and Harold J. Schaaff, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable PCS Cash Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.


                                            /s/ Frederick B. Whittemore
                                            Frederick B. Whittemore


  Date: October 20, 1995

                         PCS CASH FUND, INC.

                          POWER OF ATTORNEY


            Stephen M. Wynne, whose signature appears below, does hereby constitute and appoint Warren J. Olsen and Harold J. Schaaff, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable PCS Cash Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including foregoing, the power and authority to sign in the name and on behalf of the undersigned as Treasurer (Principal Accounting Officer) of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.


                                             /s/ Stephen M. Wynne
                                             Stephen M. Wynne


  Date: October 20, 1995




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